BRAZOS INSURANCE FUNDS

                Supplement to the Prospectus dated April 30, 2001


     The first sentence in the first paragraph under the section entitled "Investment Policies and Strategies" with respect to the Small Cap Portfolio on page 3 of the Prospectus should be replaced in its entirety with the following:

     The majority of equity securities (65%) in the Portfolio will be issued by companies that have market capitalizations of $500 million to $2.5 billion or a capitalization of companies represented in the Russell 2000 Index at the time of the Portfolio's investment.
































Dated:   August 17, 2001